THE PHOENIX EDGE SERIES FUND

                   Phoenix-Morgan Stanley Focus Equity Series

                      Supplement dated March 9, 2001 to the
                       Prospectus dated November 20, 2000

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The following paragraph should be inserted after the second paragraph under the section titled "Portfolio Management," which begins on page 95 of the prospectus:

             Jeffrey Alvino joined MSAM in 1995 and is a Principal. Mr. Alvino is a Portfolio Manager and Research Analyst in the Domestic Equity Group. Prior to his current role, he was a Director and the Vice President of Morgan Stanley Dean Witter Commodities Management, Inc. where he had both portfolio management and trading responsibilities for a group of limited partnerships and a Netherlands Antilles corporation. Prior to joining MSAM, he was a Controller in the Finance Division of MSDW. He received his B.S. from Lehigh University in Accounting. He is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation.

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The following sentence should be inserted at the end of the last paragraph under the section titled "Portfolio Management":

             Mr. Alvino has shared primary responsibility for managing the series' assets since February 2001.

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             Please retain this supplement with your prospectus for your future reference.